UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2006

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 1-Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2006, we issued a press release announcing a change in the responsibility of one of our current officers and two new officer appointments.

Greg A. Greenwood, who had been Treasurer, has been named Vice President, Construction Services.

Anthony D. Somma has been named Treasurer. He had formerly been Executive Director, Finance and Strategic Planning in our generation and energy marketing business unit.

Kenneth C. Johnson has been named Vice President, Generation. He had formerly been Executive Director, Generation.

We will enter into change in control agreements with Mr. Somma and Mr. Johnson in the same form as the change in control agreement entered into with certain of our other officers on January 20, 2006. The form of change in control agreement was filed as an exhibit to the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on January 26, 2006.

On March 15, 2006, we issued a press release announcing that we had reached an agreement in principle with James S. Haines, Jr., our Chief Executive Officer, to extend the term of his current employment letter agreement for an additional two years, from December 2006 to December 2008. At that time, there was no agreement on the compensation payable to Mr. Haines during the two-year extension of the letter agreement.

On August 23, 2006, our Board of Directors approved compensation payable to Mr. Haines during the two-year extension of the letter agreement and authorized us to enter into an amendment to the letter agreement in the form filed as an exhibit to this report. During the two-year extension, Mr. Haines will receive the same annual base salary and benefits he received during the original term of the letter agreement. On December 6, 2006, Mr. Haines will also receive an award of restricted share units and associated dividend equivalents with a combined grant date value of $1,100,000 on an annual basis for each year of the extended term, with the number of restricted share units in the award determined based on such grant date value, our closing stock price on December 5, 2006 and our annualized per share common stock dividend on such date. One-half of the award will vest on each of December 5, 2007 and December 5, 2008 if Mr. Haines’ employment continues uninterrupted through the applicable vesting date. Mr. Haines will receive a prorated portion of the award if his employment terminates before such vesting dates.

The foregoing is qualified in its entirety by reference to (i) the form of change in control agreement filed as an exhibit to the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on January 26, 2006, (ii) the form of our letter agreement with Mr. Haines that was attached as an exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003, and (iii) the form of amendment to the letter agreement with Mr. Haines that is filed as an exhibit to this report.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth under Item 1.01 above is incorporated herein by reference.

Section 7-Regulation FD

Item 7.01. Regulation FD Disclosure.

On August 22, 2006, we announced the site for a new natural gas fired peaking plant with an initial generating capacity of up to 300 megawatts, with additional capacity to be added at the plant in phases that will bring the total generating capacity to 600 megawatts. The initial 300 megawatt phase of the plant is expected to begin operation in the summer of 2008. Our 2005 Annual Report on Form 10-K discloses anticipated capital expenditures for additional generating capacity in 2007 and 2008 of $16.4 million and $63.8 million, respectively. These amounts were based substantially on plans to add 150 megawatts of peaking capacity in the summer of both 2008 and 2009. Based on our current plans, we now anticipate capital expenditures for additional generating capacity in 2007 and 2008 of $170.3 million and $142.9 million, respectively.

The information in this section of this report is being furnished, not filed. Accordingly, the information in this section of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated August 22, 2006

Exhibit 99.2	Press Release dated August 23, 2006

Exhibit 99.3	Amendment to Letter Agreement dated August 23, 2006

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of

1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by our management as of the date of this document. If management’s assumptions prove incorrect or should unanticipated circumstances arise, our actual results could differ materially from those anticipated. These differences could be caused by a number of factors or combination of factors including, but not limited to, those factors described under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and we caution you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this section in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this section in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: August 28, 2006	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release dated August 22, 2006

Exhibit 99.2	Press Release dated August 23, 2006

Exhibit 99.3	Amendment to Letter Agreement dated August 23, 2006